EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF VIABUILT VENTURES INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Viabuilt Ventures Inc. for the quarter ended December 31, 2018, the undersigned, William Shawn Clark, President of Viabuilt Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2018 fairly presents, in all material respects, the financial condition and results of operations of Viabuilt Ventures Inc.

Date: February 19, 2019	/s/ William Shawn Clark
William Shawn Clark
President, Secretary, and Treasurer
(principal executive officer, principal financial officer, and principal accounting officer)